UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2017

AMERICAN PARAMOUNT GOLD CORP.
  (Exact name of registrant as specified in its charter)

Nevada	333-138148	20-5243308
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1878 Camino Verde Lane, Las Vegas, NV		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (855) 462-8882

N/A
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;

On December 21, 2017, the Board of Directors appointed Michael Matvieshen to a seat on the Board of Directors.

Mr. Matvieshen has been a successful entrepreneur and senior executive in the technology development business for the past 30 years. He has an excellent background in renewable energy development founding companies that have brought to market over 60 solar projects worldwide. He has been involved in land development and commercial construction as an owner and investor building and developing over $60 million in real estate projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.

/s/ Ronald Loudoun
Ronald Loudoun
Director

December 21, 2017

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